A&Q MASTERS FUND

PROSPECTUS SUPPLEMENT

DATED SEPTEMBER 1, 2015

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated August 1, 2015.  Prospective investors are urged to read carefully the Fund's Prospectus and Amended and Restated Agreement and Declaration of Trust, as further amended and restated from time to time, which are provided together with (or have preceded) this Supplement.  Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is attached to the Prospectus as Appendix A.

The Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, the Fund's Shares.  The Fund, along with several other funds advised by UBS Hedge Fund Solutions LLC, is party to a secured revolving line of credit agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $30,000,000.